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            CONSENT  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS



     We hereby consent to the incorporation by reference into the previously filed Registration Statement on Form S-3 (No. 33-34099) of Lakeland Bancorp, Inc. (the "Company") of our report dated January 9, 1997, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996.


                                    /s/Radics & Company, LLC
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                                    Radics & Company, LLC


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Pine Brook, New Jersey